Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., Chief Executive Officer of BlackRock Short Term Bond Fund of BlackRock Short Term Bond Series, Inc. and Short Term Bond Master Portfolio of Short Term Bond Master Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 20, 2007


                                             /s/ Robert C. Doll, Jr.
                                             -----------------------------------
                                             Robert C. Doll, Jr.,
                                             Chief Executive Officer of
                                             BlackRock Short Term Bond Fund of
                                             BlackRock Short Term Bond Series,
                                             Inc. and Short Term Bond Master
                                             Portfolio of Short Term Bond Master
                                             Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BlackRock Short Term Bond Fund of BlackRock Short Term Bond Series, Inc. and Short Term Bond Master Portfolio of Short Term Bond Master Trust and will be retained by BlackRock Short Term Bond Fund of BlackRock Short Term Bond Series, Inc. and Short Term Bond Master Portfolio of Short Term Bond Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of BlackRock Short Term Bond Fund of BlackRock Short Term Bond Series, Inc. and Short Term Bond Master Portfolio of Short Term Bond Master Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 20, 2007


                                             /s/ Donald C. Burke
                                             -----------------------------------
                                             Donald C. Burke,
                                             Chief Financial Officer of
                                             BlackRock Short Term Bond Fund of
                                             BlackRock Short Term Bond Series,
                                             Inc. and Short Term Bond Master
                                             Portfolio of Short Term Bond Master
                                             Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BlackRock Short Term Bond Fund of BlackRock Short Term Bond Series, Inc. and Short Term Bond Master Portfolio of Short Term Bond Master Trust and will be retained by BlackRock Short Term Bond Fund of BlackRock Short Term Bond Series, Inc. and Short Term Bond Master Portfolio of Short Term Bond Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.